Provisions	12 Months Ended
Dec. 31, 2018
Disclosure Of Other Provisions [Abstract]
Provisions
22.	PROVISIONS

The carrying amounts and the movements in the provisions during the year ended December 31, 2018 and 2017 are as follows:

In thousands of U.S. Dollars	Player bonuses and jackpots	Deferred payment provision	Restructuring provision	Other	Total
Balance at January 1, 2017	1,571	202,515	—	17,636	221,722
Adjustment to provision recognized	48,146	(815)	—	(121)	47,210
Payments	(44,121)	(197,510)	—	(9,311)	(250,942)
Accretion of discount	—	2,048	—	839	2,887
Reclassification	(1,444)	—	—	—	(1,444)
Foreign exchange translation losses	113	62	—	1,075	1,250
Balance at December 31, 2017	4,265	6,300	—	10,118	20,683
Provisions acquired in business combinations	8,349	—	1,614	5,297	15,260
Recognized	—	—	8,164	—	8,164
Adjustment to provision recognized	55,734	—	—	654	56,388
Payments	(48,902)	—	—	(7,006)	(55,908)
Accretion of discount	—	—	—	411	411
Foreign exchange translation losses	(862)	—	(65)	(880)	(1,807)
Balance at December 31, 2018	18,584	6,300	9,713	8,594	43,191

Current portion at December 31, 2017	4,265	6,300	—	7,025	17,590
Non-current portion at December 31, 2017	—	—	—	3,093	3,093
Current portion at December 31, 2018	18,584	6,300	9,713	4,592	39,189
Non-current portion at December 31, 2018	—	—	—	4,002	4,002

Provision for jackpots

The Corporation offers progressive jackpot games. Each time a progressive jackpot game is played, a portion of the amount wagered by the player is contributed to the jackpot for that specific game or group of games. Once a jackpot is won, the progressive jackpot is reset with a predetermined base amount. The Corporation maintains a provision for the reset of each jackpot and the progressive element added as the jackpot game is played. The Corporation believes that its provisions are sufficient to cover the full amount of any required payout.

Deferred payment

The acquisition-date fair value of any deferred payment is recognized as part of the consideration transferred by the Corporation in exchange for the acquiree. The Corporation estimates, based on expected future cash flows, the amount that would be required to settle the applicable obligation and recognizes the present value of the same. The provision for the then-outstanding deferred payment primarily related to the Stars Interactive Group Acquisition. The Corporation paid the remaining balance in full during the year ended December 31, 2017. The remaining deferred payment provision at December 31, 2018 relates to the previously disclosed acquisition of Diamond Game and is contingent on future events.

Restructuring provision

The Corporation recorded restructuring provisions during the year ended December 31, 2018 following the Australian Acquisitions and the SBG Acquisition in response to certain reorganizations as the Corporation focuses on enacting synergies. The provision primarily consists of personnel and facilities related costs and the Corporation believes that its provisions are sufficient to cover the full amount of any required payout.

Other

The other provisions consist of a minimum revenue guarantee, provisions for lease retirement costs, and other provisions for onerous contracts.